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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
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/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
MORTON INDUSTRIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MORTON INDUSTRIAL GROUP, INC.
1021 WEST BIRCHWOOD
MORTON, ILLINOIS 61550

May 4, 2001

DEAR MORTON INDUSTRIAL GROUP SHAREHOLDER:

    You are cordially invited to attend the Annual Meeting of the Shareholders of Morton Industrial Group, Inc., to be held at 10:00 a.m. Eastern Daylight Savings Time on Tuesday, June 12, 2001, at the Hilton Charlotte University Place, 8629 J.M. Keynes Drive, Charlotte, North Carolina 28262.

    The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting. Management will report on current operations and there will be an opportunity for discussion of the Company and its activities. The 2000 Annual Report on Form 10-K accompanies this Proxy Statement.

    It is important that your shares be represented at the meeting regardless of the size of your holding. If you are unable to attend in person, we urge you to participate by voting your shares by proxy. You may do so by filling out and returning the enclosed proxy card.

                      Sincerely,

                      William D. Morton
                       Chairman, President and Chief Executive Officer

MORTON INDUSTRIAL GROUP, INC.
1021 WEST BIRCHWOOD
MORTON, ILLINOIS 61550

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To The Shareholders of Morton Industrial Group, Inc.:

    The Annual Meeting of the Shareholders of Morton Industrial Group, Inc. (the "Company") will be held at the Hilton Charlotte University Place, 8629 J.M. Keynes Drive, Charlotte, North Carolina 28262, on Tuesday, June 12, 2001, at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes:

1.
To elect five directors to serve for one-year terms until the Annual Meeting of Shareholders in 2002.

2.
To consider and act upon a proposal to ratify the selection of KPMG LLP as independent auditors for the Company for 2001.

3.
To transact such other business as may properly come before the meeting in connection with the foregoing or otherwise.

    The Board of Directors has fixed the close of business on April 20, 2001, as the date for the purpose of determining shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A complete list of such shareholders will be open to the examination of any shareholder during regular business hours for a period of ten days prior to the meeting at the offices of the Company at 1021 West Birchwood, Morton, Illinois 61550.

    If you do not expect to attend the meeting in person, please fill in, sign, date and return the enclosed proxy in the accompanying envelope.

                      By Order of the Board of Directors,

                      Daryl R. Lindemann
                       Secretary

MORTON INDUSTRIAL GROUP, INC.
1021 WEST BIRCHWOOD
MORTON, ILLINOIS 61550

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
June 12, 2001

    The Board of Directors of Morton Industrial Group, Inc., (the "Company"), is soliciting the enclosed proxy for use at the Annual Meeting of Shareholders. The meeting will convene at the Hilton Charlotte University Place, 8629 J.M. Keynes Drive, Charlotte, North Carolina 28262, on Tuesday, June 12, 2001, at 10:00 a.m., Eastern Daylight Savings Time, or at any adjournment of the meeting.

    When you have properly executed the enclosed proxy and the Company's Secretary has received it before the meeting, the persons designated as your proxies will vote the proxy (if you have not revoked it) in accordance with your directions on it. If you return your proxy without providing directions, the persons holding your proxy will vote it for each nominee for election as a director and for the proposal to ratify the selection of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2001. If any other matter comes before the Annual Meeting upon which a vote may properly occur, the persons holding your proxy will vote your shares in their discretion.

    You may revoke your proxy at any time prior to the voting of the proxy by written notice to the Company, by submitting a new proxy, or by submitting a personal ballot at the meeting.

    The first date on which we are mailing this proxy statement and enclosed form of proxy to you and the Company's other shareholders is on or about May 4, 2001.

    Outstanding Shares.  As of the close of business on April 20, 2001, the record date for determining shareholders entitled to vote at the annual meeting, the Company had issued and outstanding 4,400,850 shares of Class A common stock and 200,000 shares of Class B common stock (together, the "Common Stock").

    Each share of Class A common stock has one vote per share on matters to be voted upon at the Annual Meeting. Each share of Class B common stock has 3.23530 votes per share on the same matters. The shares of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to a vote of the shareholders.

    By virtue of his Common Stock ownership and proxies granted him by or on behalf of the persons listed in Notes 3-5, 7, and 8 to "Principal Shareholders of the Company" of this proxy statement, Mr. William D. Morton, the Company's Chairman, President, and Chief Executive Officer controls approximately 65.6% of the voting power of the issued and outstanding shares of Common Stock on matters requiring the vote of shareholders other than in the case of the proxies identified in Notes 3 through 5 in "Principal Shareholders of the Company":

  •
  the liquidation of the Company;

  •
  the sale of all or substantially all of the assets of the Company;

  •
  the merger or consolidation of the Company if immediately thereafter our shareholders (including Mr. Morton) do not hold the power to vote at least 60% of the votes entitled to elect directors of the company surviving the merger or consolidation.

In these three instances, the shares of issued and outstanding Common Stock currently held by Mr. Morton or that he may vote pursuant to the proxies identified in Notes 7 and 8 of "Principal Shareholders of the Company" would constitute approximately 41.6% of the voting power of the issued and outstanding shares of Common Stock.

    For further information about the voting rights of the Class A common stock and the Class B common stock, see Appendix A to this proxy statement.

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

    Our Board of Directors consists of five members and recommends that shareholders elect all five current directors to hold office for a one-year term until the 2002 Annual Meeting or until their successors are selected and qualified. You can use the enclosed proxy to vote for election of the five directors named below. If any nominee becomes unavailable for election as a director, the persons named as proxies in your proxy will vote your proxy in favor of that original nominee for the substitute nominee recommended by the Board of Directors.

    If shareholders holding at least a majority of the voting power of the Common Stock are present at the meeting, the vote of a majority of that voting power will elect the directors. Mr. Morton has advised us that he will vote the shares he votes in favor of the election of all of the named directors. Mr. Morton's vote assures the election of the named directors.

    The age, any position with us, period of service as a director, business experience during the past five years, and directorships in other public companies as of April 20, 2001, for each of the nominees for election are:

    William D. Morton, 53, served as President and Chief Executive Officer of Morton Metalcraft Co. and its subsequently formed parent, Morton Metalcraft Holding Co. ("Morton"), from 1989 until its merger with the Company in January 1998 (the "Merger"). At that time he became our Chairman, Chief Executive Officer, and President.

    Fred W. Broling, 65, has served as the Chief Executive Officer and Chairman of the Board of U.S. Precision Glass Company since 1998. Mr. Broling served as Chairman of the Board and Chief Executive Officer of Plastic Specialties & Technologies, Inc., from 1983 to 1998 and Pure Tec Corporation from 1995 to 1998. Mr. Broling became a director of Morton Metalcraft Co. in 1989 and subsequently became a director of Morton upon its formation. Upon conclusion of the Merger, Mr. Broling became one of our directors and a member of the Compensation and Stock Option Committee of our Board of Directors. In June 2000, Mr. Broling became a member of the Audit Committee of the Board of Directors.

    Alfred R. Glancy III, 63, has been Chairman and Chief Executive Officer of MCN Energy Group Inc., a diversified global energy holding company, and its predecessor since 1988. Mr. Glancy became one of our directors in 1985. Following the Merger, Mr. Glancy became a member of the Compensation and Stock Option Committee of our Board of Directors. In December 2000, he became a member of the Audit Committee of the Board of Directors.

    Mark W. Mealy, 44, has been a Managing Director of First Union Securities, Inc., and its predecessors, an investment banking firm, since 1989, and currently serves as the head of its mergers and acquisitions group. Mr. Mealy became a director of Morton in 1995 and upon conclusion of the Merger became one of our directors. Following the Merger, Mr. Mealy served as a member of the Audit Committee of the Board of Directors until his resignation in December 2000.

    Willem F.P. de Vogel, 50, has been the President of Three Cities Research, Inc., a firm engaged in the investment and management of private capital since 1982. Mr. de Vogel became one of our directors in 1986. Following the Merger, Mr. de Vogel became a member of the Audit Committee of our Board of Directors. Mr. de Vogel also serves as a director of Computer Associates International, a computer software company, Pameco Corporation, a distributor of HVAC systems and equipment, Global Vacation Group, a provider of vacation products and services, and Factory 2-U Stores, an operator of retail apparel and housewares stores.

    Our Board of Directors met four times during 2000 and acted by unanimous written consent one time. All of our Directors participated in 75% or more of the meetings of the Board of Directors and the Committees of the Board on which they served.

    Our Board of Directors has an Audit Committee and Compensation and Stock Option Plan Committee, but does not have a standing nominating committee. Pursuant to its charter, the Audit Committee reviews matters relating to the quality of financial reporting and internal accounting controls, the appointment of our independent auditors and their independence, and the extent and results of their audits. (The Audit Committee's charter, a copy of which is attached as Appendix B, was adopted in June 2000.) The Audit Committee met four times in 2000. (The report of the Audit Committee appears at page 15 of this Proxy Statement.) The duties of the Compensation and Stock Option Plan Committee include review and approval of the compensation of officers and administration of our stock option plan. The Compensation and Stock Option Plan Committee met twice in 2000 and acted once by unanimous written consent of its members. (The report of the members of this Committee begins at page 12 of this Proxy Statement.)

    Compensation of Directors.  We did not compensate our directors in 2000.

    Executive Officers.  During 2000, our executive officers were Mr. Morton, Daryl R. Lindemann, and Thomas D. Lauerman.

    Since January 1, 2000, Mr. Lindemann, age 46, has been our Vice President and Secretary and the Chief Financial Officer of our Morton Metalcraft Company operations. Between September 1, 1998, and January 1, 2000, Mr. Lindemann was our Vice President of Business Development and Acquisitions and Secretary. During the rest of 1998 following the Merger, he served as our Vice President of Finance, Treasurer, and Secretary. He joined Morton Metalcraft Co. in 1990 as Vice President of Finance, Treasurer, and Secretary and held the same positions in Morton before the Merger.

    Mr. Lauerman, age 46, joined us in August 1998 as Vice President of Finance and Treasurer. Mr. Lauerman has over twenty years experience in finance and administrative functions in manufacturing. Most recently, he served as Chief Financial Officer and Vice President, Administration, of Rexworks, Inc., a manufacturer of environmental and construction equipment, beginning in March 1994. Mr. Lauerman is a certified public accountant.

PRINCIPAL SHAREHOLDERS OF THE COMPANY

    The following sets forth certain information regarding the beneficial ownership of our Class A common stock, par value $.01 per share, and Class B common stock, par value $.01 per share (with the Class A common stock and the Class B common stock being referred to as the "Common Stock"), as of April 20, 2001, by (i) all our shareholders who own more than 5% of our Common Stock, (ii) each director who is a shareholder, (iii) our executive officers, and (iv) all directors and executive officers as a group, as determined in accordance with Rule 13(d) under the Securities Exchange Act of 1934. William D. Morton, our Chairman, President and Chief Executive Officer, currently has the ability to cast 65.6% of our shareholder votes on most matters. (This percentage becomes 74.8% if all options exercisable within 60 days in which Mr. Morton has a beneficial interest are counted.) See notes (3) through (5), (6), and (7) below. The address for each of our directors and executive officers is 1021 West Birchwood, Morton, Illinois 61550.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)		Percentage of Outstanding Shares Of Common Stock (1)
William D. Morton	3,820,630	(2)(3)(4)	68.8%
Three Cities Holdings Limited 650 Madison Avenue, 24th Floor New York, New York 10022	851,456	(3)(4)(5)	18.5%
Fred W. Broling	177,778	(6)	3.9%
Daryl R. Lindemann	100,270	(7)	2.2%
Thomas Lauerman	36,667	(8)	*
Mark W. Mealy	103,573	(6)	2.3%
Willem F.P. de Vogel	5,000	(9)	*
Alfred R. Glancy III	5,100	(10)	*
All directors and executive officers as a group (7 persons)	3,830,730		69.0%

*
less than 1%.

(1)
For the purposes of the computation of percentages of our Common Stock presented in this table, a holder is deemed to beneficially own all shares that the holder may acquire upon the exercise of options held by the holder if the options are exercisable within 60 days. Such shares that the holder may acquire (but no shares that any other holder may acquire upon the exercise of options held by such other holder) are deemed to be outstanding.

(2)
Mr. Morton is the holder of record of 1,283,990 shares of Class A common stock, 100,000 shares of Class B common stock, and exercisable options to purchase 612,435 shares of Class A common stock. His Class A and Class B shares constitute 30.1% of the issued and outstanding Common Stock and 31.8% of the voting power of the issued and outstanding Common Stock.

(3)
As described below, Mr. Morton has beneficial ownership of 1,482,157 shares or 32.2% of the outstanding shares of Common Stock by virtue of certain proxies granted to him. 100,000 of the shares held by Mr. Morton and 86,164 of the shares held by Three Cities Holdings Limited are shares of Class B common stock. The remainder are shares of Class A common stock (including currently exercisable options to purchase 612,435 shares of Class A common stock held by Mr. Morton). Based on the number of shares outstanding as of April 20, 2001, each share of Class B common stock will have 3.23530 votes at the annual meeting. For a description of how we determine the number of votes for a share of Class B common stock and the cap on the number of votes a Class B share may have, see Appendix A to this proxy statement. Three Cities Holdings Limited and certain of its affiliates have granted Mr. Morton a proxy to vote the shares of Common Stock, including Class B common stock, held by them on most matters. The shares of Class A common stock and Class B common stock held by Mr. Morton and Three Cities Holdings Limited are subject to certain transferability and conversion restrictions pursuant to a shareholders agreement. See "Certain Relationships and Related Transactions—Shareholders Agreement" for a description of this proxy and the related shareholders agreement. Certain officers and directors of the Company and its Subsidiaries have also granted Mr. Morton a proxy to vote on all matters. See "Certain Relationships and Related Transactions—Voting Agreement" for a description of this proxy. By virtue of these proxies and his ownership of our Common Stock, Mr. Morton currently has the ability to cast 65.6% (74.8% if all options exercisable within 60 days in which Mr. Morton has a beneficial interest are counted) of our shareholder votes on most matters.

(4)
Three Cities Holdings Limited has sole power to vote (subject to the proxy described in note (2) above) and shared power to dispose of 851,456 shares of Common Stock that are owned of record by the following group of investors (the "Investor Group"): Terbem Limited (373,244 shares—8.2%), TCRI Offshore Partners CV (248,393 Shares—5.5%), Bobst Investment Corp. (59,961 shares—1.3%), and TCR International Partners, LP (168,858 shares—3.7%). Each member of the Investor Group is an investment vehicle established for the purpose of investing in securities of other enterprises in various parts of the world, and the Investor Group acquired the shares of Common Stock as participants in an equity portfolio fund managed by Three Cities Holding Limited. Three Cities Holdings Limited is the parent company of Three Cities Research, Inc. Mr. Willem F.P. de Vogel, who is one of our directors, is President of Three Cities Research, Inc.

(5)
Does not include 136,722 shares (3.0%) of the Common Stock owned by Quilvest American Equity, an indirectly owned investment subsidiary of Quilvest, a Luxembourg holding company whose shares are traded on the Paris and Luxembourg Stock Exchanges. The 136,722 shares of Common Stock consist of 122,886 shares of Class A common stock and 13,836 shares of Class B common stock. These shares of Common Stock were assigned by members of the Investor Group to Quilvest American Equity and are subject to Mr. Morton's proxy granted by Three Cities Holdings Limited and certain restrictions on transferability and conversion. See "Certain Relationships and Related Transactions—Shareholders Agreement" for a description of this proxy and the related shareholders agreement. Two of the directors of Quilvest and members of their extended families are significant shareholders of Three Cities Holdings Limited. In addition, one of the directors of Quilvest is the chief executive officer of Three Cities Holdings Limited. Three Cities Holdings Limited does not have any power to vote or dispose of the shares of Common Stock owned by Quilvest American Equity.

(6)
These shares are subject to the proxy or voting agreement described in "Certain Relationships and Related Transactions—Voting Agreement."

(7)
Includes 61,197 shares and options currently exercisable for 39,073 shares. The shares now outstanding and those issuable upon the exercise of options are or will be subject to the proxy described in "Certain Relationships and Related Transactions—Voting Agreement."

(8)
Includes 10,000 shares and options currently excessable for 26,667 shares. The shares now outstanding and those issuable upon the exercise of options are or will be subject to the proxy described in "Certain Relationships and Related Transactions."

(9)
Mr. de Vogel is the President of Three Cities Research, Inc., a wholly owned subsidiary of Three Cities Holdings Limited and an affiliate of Quilvest, which indirectly owns Quilvest American Equity. See notes 3 and 4, above. None of the shares beneficially owned by Three Cities Holdings Limited or Quilvest American Equity is included in the beneficial ownership of Mr. de Vogel because he does not have the power to vote or dispose of them.

(10)
Includes 100 shares of Class A common stock owned by Mr. Glancy's wife.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table provides certain summary information concerning compensation of the Company's executive officers.

		Annual Compensation				Long-Term Compensation
						Awards		Payouts
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation		Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs(#)	LTIP Payouts ($)	All Other Compensation ($)
William D. Morton Chairman, Chief Executive Officer And President	2000 1999 1998	$308,700 294,000 280,000	$50,000 0 150,000	$15,050 11,718 11,764	(1) (3) (5)	0 0 0	0 0 612,620	0 0 0	$19,806 10,199 11,744	(2) (4) (6)
Daryl R. Lindemann Secretary (7)	2000 1999 1998	105,000 100,000 95,000	47,000 100,000 115,000	7,174 8,748 12,943	(8) (10) (10)	0 0 0	20,000 0 32,406	0 0 0	687 450 510	(9) (11) (11)
Thomas Lauerman Vice President of Finance and Treasurer (12)	2000 1999 1998	105,000 100,000 35,625	80,000 60,000 20,000	13,083 8,748 18,214	(13) (10) (15)	0 0 0	20,000 0 30,000	0 0	675 450 18,124	(14) (11) (16)

(1)
Represents: (i) a tax gross up in the amount of $10,818 for imputed income related to a split dollar life insurance policy and (ii) tax gross up in the amount of $4,232 for imputed income related to a car allowance.

(2)
Represents: (i) life insurance premiums we paid in the amount of $690, (ii) imputed income in the amount of $13,741 with respect to split dollar life insurance coverage, and (iii) $5,375 of imputed income related to a car allowance.

(3)
Represents: (i) a tax gross up in the amount of $7,486 for imputed income related to a split dollar life insurance policy and (ii) tax gross up in the amount of $4,232 for imputed income related to a car allowance.

(4)
Represents: (i) life insurance premiums we paid in the amount of $690 and (ii) imputed income in the amount of $9,509 with respect to split dollar life insurance coverage.

(5)
Represents: (i) tax gross up in the amount of $8,136 for imputed income relating to split dollar life insurance and (ii) tax gross up in the amount of $3,628 for imputed income relating to a car allowance.

(6)
Represents: (i) life insurance premiums we paid in the amount of $1,440 and (ii) imputed income in the amount of $10,334 with respect to split dollar life insurance coverage.

(7)
Mr. Lindemann has served as our Secretary since the Merger. On January 1, 2000, he began serving as Vice President of Finance and Treasurer of our Morton Metalcraft Company operations. From September 1, 1998, to January 1, 2000, he was also our Vice President of Business Development and Acquisitions. Prior thereto, he was our Vice President of Finance and Treasurer.

(8)
Represents: (i) a $7,013 payment under our variable incentive plan and (ii) a tax gross up in the amount of $161 for imputed income related to a split dollar life insurance policy.

(9)
Represents: (i) a $450 life insurance premium we paid and (ii) imputed income in the amount of $237 with respect to split dollar life insurance coverage.

(10)
Represents payments under our variable incentive plan.

(11)
Represents life insurance premiums we paid.

(12)
Mr. Lauerman commenced employment with our company in his current position on August 31, 1998. His compensation package includes a base bonus of $40,000 per fiscal year.

(13)
Represents: (i) a $12,930 payment under our variable incentive plan and (ii) a tax gross up in the amount of $153 for imputed income related to a split dollar life insurance policy.

(14)
Represents: (i) a $450 insurance premium we paid and (ii) imputed income in the amount of $225 with respect to split dollar life insurance coverage.

(15)
Represents tax gross up of $11,764 for moving expenses and payments of $6,450 under our variable incentive plan.

(16)
Represents: (i) life insurance premiums we paid in the amount of $170 and (ii) moving expenses in the amount of $17,954.

Option Grants in Last Fiscal Year

    The following table provides information about option grants to our executive officers in 2000:

	Individual Grants(1)
Name	Number of Shares Underlying Options Granted (#)	% of Total Options Granted to Employees	Exercise Price ($/Sh)	Expiration Date	Grant Date Present Value (1) ($)
Daryl R. Lindemann(2)	20,000	12.2%	$4.50	3/10/10	$69,600
Thomas D. Lauerman(2)	20,000	12.2%	$4.50	3/10/10	69,600

(1)
In accordance with SEC rules, we chose a variant of the Black-Scholes option pricing model to estimate the grant date present value of the options set forth in this table. You should not construe our use of this model as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model and its variants, require a prediction about the future movement of the stock price. The real value of the options in this table depends upon the actual changes in the market price of the Class A common stock during the applicable period.

(2)
The options vest over three years and have a term of ten years. We made the following assumptions for purposes of calculating the grant date present value: a duration of ten years, volatility of 91%, annual dividend yield of 0%, and a discount rate of 6.0%.

Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year End Option/SAR Values

    The following table provides information concerning options exercised during the fiscal year ended December 31, 2000, by each of the named executive officers and the value of unexercised options held by such executive officers on December 31, 2000.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-end Options Values

			Number of Securities Underlying Unexercised Options/SARs		Value of Unexercised in-the-Money Options at December 31, 2000(1)
	Shares Acquired on Exercise (#)
		Value Realized($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
William D. Morton	—	—	612,435	—	—	—
Daryl R. Lindemann	59,697	$194,519	21,604	30,802	—	—
Thomas D. Lauerman	—	—	26,667	23,333	—	—

(1)
Based upon the per share closing price of the Class A common stock of $1.125 on the Nasdaq Small Cap Market on December 31, 2000, which was less than the exercise price of the options.

Employment Agreement

    On January 20, 1998, we entered into employment agreements with Mr. Morton and Mr. Lindemann. Mr. Morton's employment agreement provides that he will serve as our Chairman and Chief Executive Officer for an initial term of ten years and continues thereafter year to year unless and until either party gives the other six months advance written notice of termination of the employment agreement. Mr. Morton's employment agreement provided for an annual base salary in 1998 in the amount of $280,000 and a minimum increase thereafter of 5% annually.

    Under the terms of his employment agreement, Mr. Morton will:

  •
  participate in our incentive compensation plans as in effect from time to time;

  •
  be entitled to certain fringe benefits; and

  •
  participate in all employee benefit, retirement and welfare plans that we maintain and that are applicable generally to our executives;

subject to the generally applicable eligibility and other provisions. Mr. Morton's employment agreement also contains non-solicitation, confidentiality and non-supply provisions. In the event of the termination of Mr. Morton's employment:

  •
  by us for cause, as defined in his employment agreement;

  •
  by him, other than a constructive termination, as defined in his employment agreement; or

  •
  due to death or disability, as defined in his employment agreement;

Mr. Morton will receive his base salary and benefits through the date of termination. If we terminate Mr. Morton's employment for any other reason or Mr. Morton terminates it due to a constructive termination, we will pay Mr. Morton's salary, and Mr. Morton will be eligible to continue participation in all medical, dental, hospitalization, disability and life insurance plans, through:

  •
  December 31, 2007, if the termination occurs on or prior to June 30, 2007; or

  •
  six months from the date of termination if the termination occurs after June 30, 2007;

subject to the terms of his employment agreement, including continued compliance with any applicable non-solicitation, confidentiality or non-supply provisions.

    Mr. Lindemann's employment agreement provides for a three year term and continues thereafter year to year unless and until either party gives the other six months advance written notice of termination. Mr. Lindemann's employment agreement provides for an annual base salary in 1998 of $95,000, annual raises of not less than $5,000 and an annual bonus in an amount to be determined, based on the attainment of certain performance targets. Mr. Lindemann's employment agreement entitles him to participate in all employee benefit plans, incentive plans and fringe benefits offered to our employees that are applicable generally to our employees, subject to the generally applicable eligibility and other provisions. Mr. Lindemann's employment agreement contains non-solicitation, confidentiality and non-supply provisions. Mr. Lindemann's employment agreement also provides that if his employment is terminated:

  •
  by us for cause, as defined in his employment agreement;

  •
  by him other than due to a constructive termination, as defined in his employment agreement; or

  •
  due to death or disability, as defined in his employment agreement;

Mr. Lindemann will receive his base salary and benefits through the date of termination. If we terminate Mr. Lindemann's employment without cause, as defined in his employment agreement, or if Mr. Lindemann terminates it due to a constructive termination, as defined in his employment agreement, Mr. Lindemann will receive his base salary, and will continue participation in all of our medical, dental, hospitalization, disability and life insurance plans, for:

  •
  one year from the date of termination if the termination occurs on or prior to June 30, 2000; or

  •
  six months if such termination occurs after June 30, 2000;

subject to the terms of the employment agreement, including continued compliance with any applicable non-solicitation, confidentiality or non-supply provisions.

Certain Relationships and Related Transactions

  Shareholders' Agreement

    In connection with the Merger, Mr. Morton and a group of shareholders affiliated with Three Cities Holdings Limited and certain of its affiliates (the "Three Cities Parties") entered into a shareholders' agreement. Under the shareholders' agreement, Three Cities Parties granted Mr. Morton a proxy to vote all of the Class A common stock and all of the Class B common stock owned by them. Mr. Morton's proxy covers all matters to be voted upon by our shareholders except:

  •
  the liquidation of our company;

  •
  any sale of all, or substantially all, of our assets; or

  •
  any merger or consolidation involving our company if immediately thereafter, our shareholders (including Mr. Morton) do not hold the power to vote at least 60% of the votes entitled to elect the directors of the company surviving such merger or consolidation.

In the event that:

  •
  the Three Cities Parties and certain of their affiliates are entitled to vote for any such sale, merger or consolidation described immediately above;

  •
  any member of the Three Cities Parties and certain of their affiliates who are parties to the shareholders' agreement fails to vote in favor of such transaction; and

  •
  the transaction is not approved by our shareholders;

Mr. Morton may elect to cause the Three Cities Parties to purchase all (but not less than all) of the Class A common stock and Class B common stock then owned by Mr. Morton and his affiliates for a purchase price equal to fair market value of the assets he would have received in such proposed transaction. If Mr. Morton would have retained any stock in the proposed transaction, then the purchase price for such stock will be equal to the fair market value of such stock.

    Mr. Morton's proxy will terminate upon the earliest of the following dates or events:

  •
  January 20, 2008;

  •
  Mr. Morton's death or disability, as defined in his employment agreement;

  •
  termination of Mr. Morton's employment with us, other than a constructive termination, as defined in his employment agreement;

  •
  termination of Mr. Morton's employment by us for cause, as defined in his employment agreement; or

  •
  if Mr. Morton's ownership of Class A common stock falls below 1,096,425 shares, including for this purpose shares issuable upon conversion or exercise, as adjusted to reflect stock splits.

    The shareholders' agreement also includes the following restrictions on transfers of our stock:

  •
  the Three Cities Parties, Mr. Morton and certain of their respective affiliates will not transfer, or convert into shares of Class A common stock, any shares of Class B common stock owned as of January 20, 1998, until the earlier of ten years after January 20, 1998, or the termination of Mr. Morton's proxy; and

  •
  the Three Cities Parties, Mr. Morton and certain of their respective affiliates will not purchase additional shares of Class A common stock or Class B common stock without the approval of both the other party and our Board of Directors.

This limitation does not apply to the purchase of shares by Mr. Morton and certain of his affiliates pursuant to options owned by Mr. Morton immediately after the Merger or issued to Mr. Morton pursuant to our 1997 Stock Option Plan.

    The shareholders' agreement also contains the following restrictions on transfers of Class A common stock: neither the Three Cities Parties nor Mr. Morton nor certain of their respective affiliates can transfer any shares of Class A common stock without complying with the following procedure and requirements:

  •
  prior to making any such transfer, the Three Cities Parties, Mr. Morton and certain of their respective affiliates must give notice to the other group of its intention to make such sale and state the amount of shares proposed to be transferred;

  •
  if the recipient of the transfer notice does not notify the sender of the transfer notice of its intention to also sell shares of Class A common stock, the sender of the transfer notice can sell such shares in an amount up to a number agreed to by the parties pursuant to the shareholders' agreement; and

  •
  if the recipient of the transfer notice notifies the sender of the transfer notice that it also intends to transfer shares of Class A common stock, both groups can transfer Class A common stock up to each group's respective agreed upon number.

Any transfers made pursuant to this provision must be concluded within 60 days of the date that the transfer notice is provided. The parties to the shareholders' agreement agreed that the limitation on the number of shares either group could sell would be calculated as follows:

  •
  if the maximum sale number (which equals the number of shares of Class A common stock that can be sold without causing a "change in ownership," as defined in section 283 of the Internal Revenue Code of 1986, as amended) is less than the number of shares of Class A common stock owned by the Three Cities Parties and certain of their affiliates and Mr. Morton and certain of his affiliates, each group shall be permitted to sell a number of shares equal to its pro rata share of the maximum sale number, based upon each group's ownership of the outstanding number of shares of Class A common stock at the time;

  •
  if the maximum sale number is greater than the number of shares of Class A common stock owned by the Three Cities Parties and certain of their affiliates and Mr. Morton and certain of his affiliates;

  •
  in the case of the Three Cities Parties and certain of their affiliates, the number of shares they can sell equals the number of shares of Class A common stock owned by them at such time; and

  •
  in the case of Mr. Morton and certain of his affiliates, the number of shares they can sell equals the maximum sale number minus the number of shares of Class A common stock owned by them at such time.

For purposes of any calculation made under these provisions, the number of shares of Class A common stock owned by Mr. Morton and certain of his affiliates is deemed to be 418,990 shares less any such shares sold by Mr. Morton and certain of his affiliates after the effectiveness of the Merger but not less than zero. The permitted number for Mr. Morton and certain of his affiliates may exceed 418,990 under this calculation.

  Voting Agreement

    Commencing January 20, 1998, and at later dates Mr. Morton entered into voting agreements with certain directors and officers of our company and our subsidiaries. This group currently includes Mr. Broling, Mr. Mealy, Mr. Lindemann, Mr. Lauerman, and all officers of our subsidiaries who hold options to purchase Class A common stock. Under the voting agreement, these individuals granted Mr. Morton an irrevocable proxy to vote their shares of Class A common stock (including shares subsequently obtained upon the exercise of options) on all matters presented to our shareholders for a vote. We expect that future options granted to our officers and officers of our subsidiaries will be subject to this voting argeement. The proxy terminates upon the earliest of:

  •
  January 20, 2008;

  •
  Mr. Morton's death or disability, as defined in his employment agreement;

  •
  Mr. Morton's terminating his employment with us, other than a constructive termination, as defined in his employment agreement; or

  •
  our termination of Mr. Morton's employment for cause, as defined in his employment agreement.

The voting agreement currently applies to 493,979 outstanding shares of Class A common stock and options to purchase 623,232 shares of Class A common stock, of which 342,048 are exercisable within 60 days.

  Engagement of First Union Securities, Inc.

    On November 3, 2000, the Company entered into an agreement with First Union Securities, Inc. ("FUSI"), under which FUSI will act as the Company's exclusive financial advisor with respect to possible debt or equity financings, or recapitalizations. Mark Mealy, a director of the Company, is a Managing Director of FUSI. The Company agreed to pay FUSI an initial financial advisory fee of $50,000. If a transaction occurs, the Company will pay FUSI an additional fee based on percentages of the debt and equity involved that will be not less than $750,000 or more than $1,500,000. The Company also pays FUSI's costs and expenses.

Stock Performance Graph

    The following graph compares the yearly percentage change in the cumulative total shareholder return on the Corporation's common stock during the five years ended December 31, 2000, with the cumulative total return on the Nasdaq Stock Market and on Nasdaq non-financial stocks. The Comparison assumes $100 was invested on December 31, 1995, in the Company's publicly traded common stock and in each of the two indices and assumes the reinvestment of dividends.

Compensation Committee Interlocks and Insider Participation

    Messrs. Broling and Glancy served on the Compensation Committee of the Board of Directors during 2000. Neither is or has served as a Company officer.

Report on Executive Compensation by Representatives
of the Compensation and Stock Option Committee

    This Report of the Compensation and Stock Option Committee covers the following topics:

  •
  The role of the Committee in the Company's executive compensation program

  •
  Executive compensation principles

  •
  Components of the compensation program

  •
  Compensation of the Chief Executive Officer

Role of the Compensation and Stock Option Committee

    Two non-employee directors serve on the Committee: Mr. Broling and Mr. Glancy. The Committee reviews overall compensation principles annually. This review includes each element described below and an assessment of the overall effectiveness of the program. The Committee examines, establishes, and modifies the individual compensation levels of the Company's executive officers. The Committee also administers the Company's stock option plan and awards options under it. In 2000, the Committee did not retain an independent outside consultant to advise it about the appropriateness and level of compensation.

Executive Compensation Principles

    The Company's compensation program is intended to motivate and retain the key talent it needs to be a market leader in its industry. The committee's primary goal is to develop and administer a compensation program that will support the Company's strategy of pursuing growth through manufacturing excellence, customer satisfaction, acquisitions, and internal growth. Guiding our development of the compensation program is the desire to obtain superior short term performance from the Company's executive officers by aligning their cash compensation with the annual performance of the Company. We also seek to foster the long term development of the Company and growth in shareholder value through the award of stock options.

Components of the Compensation Program

    The components of our compensation program are:

  •
  Base salary

  •
  Short term bonus and other incentives

  •
  Long term incentives

1. Base Salary

    Base salaries for our executive officers other than the Chief Executive Officer are based upon amounts set in employment agreements or terms of employment and increase $5,000 each year. The base salary amounts are those that we, with the advice of the Chief Executive Officer, believe are sufficient to attract and retain qualified persons.

2. Short Term Bonus and Other Incentives

    We will use the annual bonus component of incentive compensation to align our executive officers' pay with short term (annual) performance of the Company. We will also use bonus payments to recognize and encourage outstanding individual performance. We intend to set Company performance targets and individual performance goals that will guide us in determining the amount of the bonuses. In 1998 we implemented a special compensation program under which our executive officers will receive a percentage of the Company's EBITDA (earnings before interest, taxes, depreciation, and amortization) in excess of 95% of the Company's EBITDA target for the year. The Company did not pay any such bonuses for 2000. We plan to continue this program in 2001. Our executive officers did, however, receive bonuses for 2000 in recognition of their contributions to the integration of the Company's prior acquisitions and managing the Company's financial affairs.

    Our executive officers other than the Chief Executive Officer also participate in the Company-wide variable incentive plan. Under this plan most of the Company's employees receive payments based upon the Company's attaining monthly performance goals.

3. Long Term Incentives: Stock Options

    We use grants under the Company's stock option plan to strengthen the linkage between executive compensation and shareholder return, provide additional incentives to executive officers tied to the growth of the stock price over time, and encourage continued employment with the Company and its subsidiaries. The options generally have a term of ten years and become exercisable over three years and the exercise price is the market price for the Company's Class A common stock on the date of the option grant. We will base option awards on the individual executive officer's scope of responsibility, the Company's performance, and our subjective evaluation of the individual's performance. We will not attach specific weight to these factors. We may also assist management in attracting new officers by including options in the compensation package that the Company offers.

    In 2000, we granted 20,000 options to each of our executive officers other than our Chief Executive Officer.

Compensation of the Chief Executive Officer

    In 2000, the Company's most highly compensated executive officer was William D. Morton, the Company's Chairman, Chief Executive Officer, and President. Mr. Morton and the Company entered into an employment agreement on January 20, 1998, that set his base compensation for 1998 at $280,000. That base amount increases a minimum 5% per year during the term of the contract. We will review Mr. Morton's contract annually for potential cost of living and performance adjustments. We have not made any such adjustments since the inception of the contract. For additional information about Mr. Morton's employment agreement, see page 8 of this proxy statement.

    Unlike all other employees, Mr. Morton does not participate in the Company's variable incentive plan. In 2000 the Company paid Mr. Morton a special bonus of $50,000 in recognition of his efforts in integrating and managing the Company's prior acquisitions and oversight of the Company's operations. We did not grant any options to Mr. Morton in 2000.

Respectfully submitted,

Fred W. Broling
Alfred R. Glancy III

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    With one exception, the Company is not aware of any executive officer, director or ten percent shareholder who failed to file on a timely basis any report required to be filed by Section 16(a) of the Securities Exchange Act of 1934. The Company's records do not indicate that Mark Mealy timely filed a Form 4 reflecting his acquisition of 21,340 shares in ten transactions in May 2000.

RATIFICATION OF THE SELECTION OF AUDITORS
(Item 2 on the Proxy Card)

    The Board of Directors proposes and recommends that the shareholders ratify its selection of the firm of KPMG LLP as independent auditors for the Company for 2001. In accordance with the Company's practice, a member of the firm will attend the Annual Meeting, have an opportunity to make a statement if he desires to do so and to respond to appropriate questions which may be asked by shareholders. If shareholders holding at least a majority of the voting power of the Common Stock are present at the meeting, the vote of a majority of that voting power will ratify the appointment of our auditors. Mr. Morton has advised us that he will vote the shares he votes in favor of the ratification of the appointment of KPMG LLP. Mr. Morton's vote assures the ratification of the appointment of KPMG LLP.

Audit Fees

    KPMG billed the Company aggregate fees of approximately $420,000 for professional services provided for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and for reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the first three quarters of that fiscal year.

Financial Information Systems design and Implementation Fee

    The Company did not engage KPMG in the fiscal year ended December 31, 2000, to perform any services for financial information systems design or implementation.

All Other Fees

    KPMG billed the Company aggregate fees of $96,000 for professional services provided in the fiscal year ended December 31, 2000, other than audit services and the review of financial statements included in quarterly reports. These fees resulted primarily from the review of the Company's tax returns for the fiscal year ended December 31, 1999, and assistance with sales tax recoveries. The Audit Committee of the Board of Directors considered these activities to be compatible with the maintenance of KPMG's independence.

Report of the Audit Committee of the Board of Directors

    The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter that was approved by the Board of Directors. A copy of the committee's charter is attached to this Proxy Statement as Appendix B.

    Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit and expressing an opinion on the conformity of the Company's consolidated financial statements with generally accepted accounting principles.

    In connection with these responsibilities, the Audit Committee met with the Company's management and independent accountants to review and discuss the Company's December 31, 2000, financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

    Based on the Audit Committee's review and discussions with management and the independent accountants discussed above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

                      THE AUDIT COMMITTEE

                      Fred W. Broling
                      Alfred R. Glancy III
                      Willem F.P. de Vogel

Information About the Selection of Our Auditors

  Selection of KPMG LLP (February 17, 1999)

    On February 17, 1999, the Company's Board of Directors, acting upon the recommendation of the Audit Committee of the Board, selected KPMG LLP ("KPMG") to serve as the Company's independent accountants for the fiscal year ended December 31, 1998, and the fiscal year ending December 31, 1999, and dismissed Clifton Gunderson L.L.C. ("Clifton Gunderson") as independent accountants for the Company. Clifton Gunderson had served as the independent accountants for Morton (i.e., Morton Metalcraft Holding Co., which merged with the Company on January 20, 1998) for the six months ended December 31, 1997, and the fiscal years ended June 30, 1997 and 1996. On April 14, 1998, as reported on Form 8-K dated April 16, 1998, and Form 8-K/A dated April 22, 1998, our Board of Directors, acting upon the recommendation of the it's Audit Committee selected Clifton Gunderson to serve as the Company's independent accountants. The action of the Board of Directors on February 17, 1999, dismissing Clifton Gunderson and appointing KPMG reflected the Board's determination that our recent and anticipated growth merited our selection of a recognized national accounting firm rather than a smaller, regional firm.

    During the period from April 14, 1998, to and including February 17, 1999, with respect to the Company, and prior thereto with respect to Morton, including the period from January 1, 1998, to April 14, 1998, the six months ended December 31, 1997, and the fiscal years ended June 30, 1997 and 1996, Clifton Gunderson's reports on the financial statements of Morton did not contain an adverse opinion or disclaimer of opinion, nor were they qualified in any way, and no reports of Clifton Gunderson were qualified as to uncertainty, audit scope, or accounting principles. (Clifton Gunderson issued no reports on the financial statements of the Company during the period that began April 14, 1998, and ended February 17, 1999.) During the same periods, neither we nor Morton had any disagreements with Clifton Gunderson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the period from April 14, 1998, to and including February 17, 1999, with respect to us, and prior thereto with respect to Morton, including the period from January 1, 1998, to April 14, 1998, the six months ended December 31, 1997, and the fiscal years ended June 30, 1997 and 1996, Clifton Gunderson did not advise us or Morton that:

  •
  either did not have internal controls necessary for the development of reliable financial statements;

  •
  information had come to Clifton Gunderson's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

  •
  Clifton Gunderson needed to expand significantly the scope of its audit, or that information had come to Clifton Gunderson's attention that if further investigated may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the subsequent to the date of the most recent financial statements covered by an audit report, or (b) cause it to be unwilling to rely on management's representations or be associated with our or Morton's financial statements,

  •
  information had come to Clifton Gunderson's attention that it concluded materially impacted the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

    During the period from April 14, 1998, to and including February 17, 1999, with respect to us, and prior thereto with respect to Morton, including the period from January 1, 1998 to April 14, 1998, the six months ended December 31, 1997, and the fiscal years ended June 30, 1997, and 1996, neither we nor Morton consulted KPMG about either (a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on our or Morton's financial statements, or (c) any matter that was a subject of a disagreement between us or Morton and Clifton Gunderson or that was a reportable event of the kind described in four listed items in the immediately preceding paragraph.

MISCELLANEOUS

    Solicitation of Proxies.  We will bear all of the costs of the solicitation of proxies for use at the Annual Meeting. Since Mr. Morton controls a majority of the votes to be cast at the meeting, we do not expect to incur significant costs for proxy solicitation. We will request that banks, brokerage houses and other institutions, nominees and fiduciaries forward the proxy materials to the beneficial owners of the Common Stock held of record by such persons and entities and will be reimbursed for their reasonable expenses in forwarding such material.

    Incorporation by Reference.  The Report on Executive Compensation appearing at pages 12 to 14, the Stock Performance Graph on page 12 of this Proxy Statement, and the information about audit fees and the Report of the Audit Committee on pages 15 and 16 of this Proxy Statement shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that we specifically incorporate the reports or graph by reference and neither the reports nor the graph shall otherwise be deemed filed under such Acts.

    Next Annual Meeting.  The Bylaws provide that the Annual Meeting of our Shareholders will be held on the fourth Thursday of May in each year unless otherwise determined by the Board of Directors. Appropriate proposals of security holders intended to be presented at the 2002 Annual Meeting must be received by the Company for inclusion in our proxy statement and form of proxy relating to that meeting on or before December 15, 2001.

    If you do not expect to attend the Annual Meeting in person, we urge you to sign, date and return the enclosed proxy in the envelope provided. Please mail your proxy promptly, no matter how large or how small your holdings may be.

    Form 10-K.  Copies of our Annual Report on Form 10-K for the year ended December 31, 2000, and its exhibits are available without charge upon request to our Secretary, 1021 West Birchwood, Morton, Illinois 61550.

                      By Order of the Board of Directors,

                      Daryl R. Lindemann
                       Secretary

APPENDIX A

Voting Rights of Class A common stock
and Class B common stock

    Holders of shares of Class A common stock and Class B common stock generally vote as a single class on all matters submitted to a vote of the shareholders, with each share of Class A common stock entitled to one vote and each share of Class B common stock entitled to the number of votes determined as described below. (In cases where the vote could adversely affect the rights of holders of the Class A common stock or holders of the Class B common stock, the two classes vote separately.) Each share of Class B common stock is entitled to the number of votes, which will fluctuate from time to time, to ensure that the aggregate votes of the Class A common stock and Class B common stock available to be cast by each Affiliated Group (as defined at the end of this paragraph) that is the holder of Class B common stock will be equal to 24% of the total votes available to be cast by all holders of Common Stock, regardless of class. The shares of Class B common stock are currently held by two separate Affiliated Groups resulting in a total of 48% of the voting power of all Common Stock being controlled by these Affiliated Groups by virtue of the special voting rights of the Class B common stock. The Affiliated Groups are:

  •
  the TCR Affiliated Group (composed of the shareholders identified in notes 3 and 4 of "Principal Shareholders of the Company")

  •
  William D. Morton, entities controlled by him, and/or members of his immediate family.

    The voting power of the individual shares of Class B common stock with respect to each Affiliated Group is determined as of the record date for each shareholders meeting. Currently, each share of Class B common stock has 3.23530 votes. The maximum number of votes that a share of Class B Common Stock may have is ten.

    For purposes of calculating the number of votes per share attributable to the Class B common stock, certain shares of Class A common stock (the "Designated Shares") owned by each Affiliated Group (other than approximately 395,990 shares of Class A common stock held by Mr. Morton) will be aggregated with the votes attributable to the Class B common stock to ensure that such Affiliated Group has 24% of the Company's outstanding voting power with respect to its Designated Shares and Class B common stock. If an Affiliated Group owns Class A common stock in addition to its Designated Shares, the Affiliated Group may also vote such additional Class A common stock, resulting in the Affiliate Group's having voting power in excess of 24%. Each Affiliated Group currently owns 888,000 Designated Shares plus additional shares of Class A common stock.

    If an Affiliated Group sells or transfers any of its Designated Shares to persons outside that Affiliated Group, the votes per share of the Class B common stock will increase for that Affiliated Group. Any shares of Class A common stock that a member of an Affiliated Group transfers will generally be deemed to reduce Designated Shares, thus increasing the votes per share attributable to the Class B common stock by an amount sufficient to maintain the voting power of the Affiliated Group at 24% of the votes eligible to be cast at any meeting of shareholders. In general, if an Affiliated Group acquires additional shares of Class A common stock after the date of the Merger, those shares will not be Designated Shares, unless Designated Shares have previously been transferred, in which case such newly acquired shares will be Designated Shares until the Affiliated Group's Designated Shares equals 888,000.

    Conversions of shares of Class B common stock into shares of Class A common stock and transfers of Class B common stock will reduce, on a pro rata basis, the guaranteed percentage vote to which the selling Affiliated Group is entitled by reason of its ownership of its then remaining shares of Class B common stock.

APPENDIX B

Charter of the Audit Committee of the Board of Directors of
Morton Industrial Group, Inc.

I.
Audit Committee Purpose

  This Audit Committee Charter (the "Charter") has been adopted by the Board of Directors (the "Board") of Morton Industrial Group, Inc. (the "Company"). The Audit Committee of the Board shall review and reassess this Charter annually and recommend any proposed amendments to the Board for consideration.

The Audit Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial reporting process and systems of internal controls for finance, accounting, and legal compliance.

  •
  Monitor the independence and performance of the Company's independent auditors and internal auditing personnel.

  •
  Provide an avenue of free and open communication among the independent auditors, management, internal auditing personnel, and the Board.

  The Audit Committee has the authority to conduct any investigation or inquiry necessary for it to fulfill its responsibilities, and it has direct access to the independent auditors, the Company's finance, accounting, internal auditing, and other employees and contractors. The Audit Committee may retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary to the performance of its duties.

II.
Audit Committee Composition and Meetings

  Audit Committee members shall meet the requirements of Nasdaq. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements (including the Company's balance sheet, income statement, and cash flow statement), and at least one member of the Committee shall have past employment experience in accounting, finance, or other comparable activity which results in such person's financial sophistication.

  Audit Committee members shall be appointed by the Board. Audit Committee members shall elect one of their number to serve as the Chair of the committee. The Chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and maintaining regular contact with the Company's Chief Executive Officer, Chief Financial Officer, the Company's independent audit partner, and the supervisor of the Company's internal audit personnel. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

  The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee should meet privately in executive session at least annually with management, the supervisor of the Company's internal auditing personnel, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III.
Audit Committee Responsibilities and Duties

  The Audit Committee shall:

  1.
  Recommend to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the shareholders.

  2.
  Evaluate, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

  3.
  Obtain annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

  4.
  Review and approve audit fees and other significant compensation to be paid to independent auditors.

  5.
  Review the audited financial statements and discuss them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Audit Committee or the independent auditors shall deem appropriate. Based on such review, the Audit Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K.

  6.
  Review and discuss the independent auditors' management letter with management and the independent auditors.

  7.
  Issue annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

  8.
  Oversee the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Audit Committee (and the Board) to report on any and all appropriate matters.

  9.
  Discuss with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Report on Form 10-Q prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Audit Committee as a whole in attendance, in person with the Audit Committee Chair, or by telephone.)

  10.
  Oversee internal audit activities, including discussing with management and the internal auditors the function organization, objectivity, responsibilities, plans, results, budget, and staffing of the company's internal audit function.

  11.
  Discuss with management, the internal auditors, and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

2

  12.
  Discuss with management and/or the Company's counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements and any material reports or inquiries from regulatory or governmental agencies.

  13.
  Annually prepare a report to shareholders as required by the Securities and Exchange Commission, which report should be included in the Company's annual proxy statement.

  14.
  Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

  15.
  Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

    The Audit Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Audit Committee does; accordingly, the Audit Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

3

Please Detach and Mail in the Envelope Provided

MORTON INDUSTRIAL GROUP, INC.
ANNUAL MEETING OF SHAREHOLDERS
JUNE 12, 2001

    The undersigned hereby appoints Daryl R. Lindemann and Brian L. Geiger, and each of them, proxy and attorney-in-fact for the undersigned, with full power of substitution, to vote on behalf of the undersigned at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Morton Industrial Group, Inc., to be held at the Hilton Charlotte University Place, 8629 J.M. Keynes Drive, Charlotte, North Carolina 28262, on June 12, 2001, at 10:00 a.m., local time, and at any adjournment or postponement of the Morton Industrial Group, Inc. Annual Meeting, all of the shares of Common Stock ($.01 par value) of Morton Industrial Group, Inc. standing in the name of the undersigned or which the undersigned may be entitled to vote on the matters described on the reverse side of this card.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MORTON INDUSTRIAL GROUP, INC. PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)	SEE REVERSE SIDE

Please date, sign and mail your
proxy card back as soon as possible!
Annual Meeting of Shareholders
MORTON INDUSTRIAL GROUP, INC.
June 12, 2001

Please Detach and Mail in the Envelope Provided

A    /X/  Please mark your votes as in this example

The Board of Directors recommends a vote FOR each of the items below.

		FOR all nominees listed at right	WITHHOLD AUTHORITY to vote for all nominees listed at right
1.	To elect five directors to serve for one-year terms until the Annual Meeting of Shareholders in 2002:	/ /	/ /	Nominees:	William D. Morton Fred W. Broling Alfred R. Glancy III Mark W. Mealy Willem F.P. de Vogel

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, check the box to vote "FOR" all nominees and strike a line through the nominee's name in the list at right.)
		FOR	AGAINST	ABSTAIN
2.	To ratify the selection of KPMG LLP as independent auditors for the company for 2001.	/ /	/ /	/ /

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Morton Industrial Group, Inc. Annual Meeting that is incidental to the conduct thereof and any adjournment or postponement thereof.
The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at the Morton Industrial Group, Inc. Annual Meeting and any adjournment or postponements thereof.
Please Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.
Signature	Signature, if held jointly	Dated:	, 2001

NOTE: Please sign exactly as your name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name and sign authorized officer's name and title. If a partnership, please sign in partnership name and sign authorized person's name and title.

QuickLinks

Election of Directors
PRINCIPAL SHAREHOLDERS OF THE COMPANY
EXECUTIVE COMPENSATION
  Summary Compensation Table
  Option Grants in Last Fiscal Year
  Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year End Option/SAR Values
  Employment Agreement
  Certain Relationships and Related Transactions
  Stock Performance Graph
  Compensation Committee Interlocks and Insider Participation
Report on Executive Compensation by Representatives of the Compensation and Stock Option Committee
  Role of the Compensation and Stock Option Committee
  Executive Compensation Principles
  Components of the Compensation Program
  Compensation of the Chief Executive Officer
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Ratification of the Selection of Auditors
  Audit Fees
  Financial Information Systems design and Implementation Fee
  All Other Fees
Report of the Audit Committee of the Board of Directors
  Information About the Selection of Our Auditors
Appendix A
Appendix B